Income Taxes	9 Months Ended	12 Months Ended
	Sep. 30, 2021	Dec. 31, 2020
Manscaped Holdings, LLC [Member]
Income Taxes [Line Items]
Income Taxes

8.    Income Taxes

Manscaped Holdings, LLC is treated as a partnership for U.S. federal and applicable state and local income tax purposes. As a partnership, Manscaped Holdings, LLC is not subject to U.S. federal and certain state and local income taxes. Manscaped, Inc. is treated as a C corporation for income tax purposes and is subject to U.S. federal income and state and local income taxes.

The Company’s effective tax rate may vary from the U.S. federal statutory tax rate due to changes in the mix of earnings in various state jurisdictions with different statutory rates, permanent differences between income before taxes and taxable income, valuation allowances, and income or losses from the partnership which are not taxed or benefited. The effective tax rate for the nine months ended September 30, 2021 and 2020 was (0.4)% and (1.7)%, respectively. The variance from the U.S. federal statutory tax rate of 21% for each of the nine months ended September 30, 2021 and 2020 was primarily attributable to the Company’s estimated U.S. federal and state tax liabilities, the valuation allowance maintained on the federal and state net deferred tax assets, and losses from the partnership which are not benefited.

9.    Income Taxes

The provision for income taxes consisted of the following (in thousands):

	Years Ended December 31,
	2020	2019
Current:
Federal	$1,235	$—
State	327	1
Total current tax expense	$1,562	$1

A reconciliation of the reported income tax provision to the provision that would result from applying the domestic federal statutory tax rate to pretax loss is as follows (in thousands):

	Years Ended December 31,
	2020	2019
Tax computed at federal statutory rate	$(11,049)	$(4,516)
State income taxes, net of federal tax benefit	200	(188)
Permanent differences	41	23
Tax rate changes	82	—
Share-based compensation	11,986	3,831
Other	(2)	51
Valuation allowance	304	800
Income tax expense	$1,562	$1

Deferred income taxes reflect the tax effect of temporary differences between the financial reporting and tax reporting basis of assets and liabilities. As of December 31, 2020 and 2019, the deferred tax assets consist of the following (in thousands):

	December 31,
	2020	2019
Deferred tax assets:
Net operating losses	$—	$172
Accrued liabilities	365	417
Inventory capitalization	199	142
Accrued compensation	119	20
Reserve liabilities	314	52
Deferred revenue	66	—
Deferred rent	136	—
Disallowed interest	—	53
Other	4	3
Total deferred tax assets	1,203	859
Less: Valuation allowance	(1,163)	(859)
Total deferred tax assets, net of valuation allowance	40	—
Deferred tax liabilities:
Property and equipment	(40)	—
Total deferred tax liabilities	(40)	—
Net deferred taxes	$—	$—

As of each reporting date, the Company’s management considers new evidence, both positive and negative, that could impact management’s view with regard to the future realization of deferred tax assets. As of December 31, 2020 and 2019, management determined that there was not sufficient positive evidence to conclude that it is more-likely-than-not that deferred taxes assets of approximately $1.2 million and $0.9 million, respectively, are realizable.

The Company has not been subjected to any U.S. federal or state and local income tax examinations by tax authorities. The Company’s tax returns are subject to examination by the U.S. federal and state taxing authorities beginning in 2018.

In response to the COVID-19 pandemic, the Coronavirus Aid, Relief and Economic Security Act (“CARES Act”) was signed into law in the U.S. in March 2020. The CARES Act adjusted a number of provision of the tax code, including the eligibility of certain deductions and the treatment of net operating losses and tax credits. The enactment of the CARES Act did not result in any material adjustments to the Company’s income tax provision for the year ended December 31, 2020, or to its deferred tax assets as of December 31, 2020.